UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 18, 2009
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	1-10351 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
Suite 500, 122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
(306) 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Ratio of Earnings to Fixed Charges
     Potash Corporation of Saskatchewan Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of filing its statement of computation of ratio of earnings to fixed charges as an exhibit to its Registration Statement on Form S-3 (File No. 333-148023). The statement of computation of ratio of earnings to fixed charges filed as Exhibit 12 to this Current Report on Form 8-K is hereby incorporated into such Registration Statement by reference.
U.S. GAAP Financial Data
     The Company is also filing the following financial data, which has been prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”), to supplement the U.S. GAAP disclosures set forth in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009. The following financial information is only a summary and you should read it in conjunction with the Company’s historical consolidated financial statements and the related notes contained in reports and other information that the Company has previously filed with the Securities and Exchange Commission (the “Commission”). The Company’s consolidated financial statements are prepared in accordance with generally accepted accounting principles in Canada (“Canadian GAAP”). For a discussion of certain significant differences between Canadian GAAP and U.S. GAAP, as they relate to the Company, see Note 33 to the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2008 and Note 18 to the Company’s unaudited interim condensed consolidated financial statements as of and for the six months ended June 30, 2009, which were previously filed with the Commission in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, respectively.

	For the
	Six Months Ended
	June 30,
	2009	2008
	(unaudited)
	(in millions except per share data)
Statement of Operations Data:
U.S. GAAP
Sales	$1,778.5	$4,511.6
Operating income	510.0	2,043.7
Income before income taxes	460.3	2,016.8
Dividends per share	0.20	0.20

As of
June 30, 2009
(unaudited)
(in millions)
Financial Position Data:
U.S. GAAP
Cash and cash equivalents	$371.2
Short-term debt	735.4
Long-term debt(1)	3,082.1

(1)	Excludes current portion of long-term debt.

Earnings Guidance
     On September 18, 2009, the Company announced revised earnings guidance of $3.25-$3.75 per share for full-year 2009, shifting from a range of $4.00-$5.00 per share1 provided in July 2009. The change primarily reflects lower than forecasted potash sales volumes due to continued slow demand and limited restocking by fertilizer distributors around the world. Over the past 12 months, nearly 20 million tonnes of potash production has been curtailed by global producers. The Company’s 2009 earnings are still expected to be among the best in company history, despite an anticipated decrease of 60 percent in year-over-year potash volumes and an 85 percent decline in the Company’s combined phosphate and nitrogen gross margin. Earnings for third-quarter 2009 are expected to be at the low-end of the $0.80-$1.20 per share guidance range previously provided.
     Potash inventories that can be measured in the retail chain – this excludes less easily identified inventories in China – have been largely eliminated and potash levels in soils around the world have been significantly reduced. This creates a progressively higher risk to crop yields as soil fertility is continually diminished. While the immediate impact has been masked by good weather and residual soil nutrient levels in markets with healthy long-term fertilization and agronomic practices, such as the US and Australia, yields for key crops in several other major growing regions are expected to be substantially below 2008 levels. A significant rebound is required to address this situation and the Company expects 2010 global potash demand to be in the range of 50-55 million tonnes.
Forward-Looking Statements
     Certain statements in this Current Report on Form 8-K are forward-looking statements. These statements can be identified by expressions of belief, expectation or intention, as well as those statements that are not historical fact. These statements are based on certain factors and assumptions including foreign exchange rates, expected growth, results of operations, performance, business prospects and opportunities and effective income tax rates. While the Company considers these factors and assumptions to be reasonable based on information currently available, they may prove to be incorrect. Several factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to: fluctuations in supply and demand in fertilizer, sulfur, transportation and petrochemical markets; changes in competitive pressures, including pricing pressures; the current global financial crisis and conditions and changes in credit markets; the results of negotiations with China and India; timing and amount of capital expenditures; risks associated with natural gas and other hedging activities; changes in capital markets and corresponding effects on the Company’s investments; changes in currency and exchange rates; unexpected geological or environmental conditions, including water inflow; strikes and other forms of work stoppage or slowdowns; changes in and the effects of, government policy and regulations; and earnings, exchange rates and the decisions of taxing authorities, all of which could affect our effective tax rates. Additional risks and uncertainties can be found in our Form 10-K for the fiscal year ended December 31, 2008 under captions “Forward-Looking Statements” and “Item 1A — Risk Factors” and in our other filings with the US Securities and Exchange Commission and Canadian provincial securities commissions. Forward-looking statements are given only as at the date of this release and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

[1]	All references to per-share amounts pertain to diluted net income per share.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

12	Statement of computation of ratio of earnings to fixed charges.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By: Name:	/s/ Joseph Podwika Joseph Podwika
Title:	Senior Vice President, General Counsel and Secretary
Dated: September 23, 2009

3

Index to Exhibits

Exhibit Number	Exhibit Description

12	Statement of computation of ratio of earnings to fixed charges.